EXHIBIT 99.1

NEWS RELEASE FOR OCTOBER 28, 2004

Contact:
    Allen & Caron Inc.                     Incentra Solutions, Inc.
    Jill Bertotti (investors)              Thomas P. Sweeney III, Chairman & CEO
    jill@allencaron.com                    (303) 449-8279
    Len Hall (financial media)
    len@allencaron.com
    (949) 474-4300


                   FRONT PORCH DIGITAL EFFECTS NAME CHANGE TO
                             INCENTRA SOLUTIONS INC.

                         NEW STOCK SYMBOL, CUSIP NUMBER

BOULDER, CO, OCTOBER 28, 2004 - Front Porch Digital, Inc. (OTCBB: FPDI) today announced that it changed its name to Incentra Solutions, Inc. (www.incentrasolutions.com) on October 25, 2004, and that, effective at the opening of trading on Friday, October 29, 2004, the Company's Over the Counter Bulletin Board trading symbol will change to "ICEN." On October 27, 2004, the Company also received a new CUSIP identification number (#45326F108) for its common stock.

Chairman and CEO, Thomas P. Sweeney, commented, "The Company changed its name to better reflect the recently combined businesses of Front Porch and ManagedStorage International. We believe we are now well positioned to accelerate penetration of existing markets and to expand into related markets." To support this strategy, the Company announced that it has amended its funding agreement with Laurus Funds to release to the Company approximately $3 million of previously restricted funds for general corporate use.

The Company will maintain its divisional brands in Front Porch Digital Broadcast & Media Services and ManagedStorage International (MSI). Sweeney remains Chairman and CEO of Incentra Solutions, Inc. and President of ManagedStorage International. Michael Knaisch continues to serve as President of the Front Porch Digital Broadcast & Media Services group.

Holders of common stock certificates that desire to exchange their certificates for certificates that have the new corporate name and CUSIP number may do so by mailing the certificates to the Company's transfer agent, Interwest Transfer Company, Inc., at 1981 East Murray Holladay Road, Suite 100, P.O. Box 17136, Salt Lake City, UT 84117 to the attention of Catherine Leaututu. Holders of common stock in brokerage accounts should contact their stockbrokers. Any costs associated with the exchange will be the responsibility of the shareholder.

ABOUT INCENTRA SOLUTIONS, INC.

Incentra Solutions Inc. (www.incentrasolutions.com, OTCBB:ICEN) is a provider of storage management solutions to broadcasters, enterprises and managed service providers worldwide. The company's Broadcast & Media Division, Front Porch Digital (www.fpdigital.com), provides digital archive management and transcoding solutions and the company's ManagedStorage International (www.MSIservice.com) division provides outsourced storage management hardware and services facilitated by its GridWorks online storage resource management tool.


INCENTRA SOLUTIONS FORWARD-LOOKING STATEMENTS

CERTAIN INFORMATION DISCUSSED IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED UPON REASONABLE ASSUMPTIONS AT THE TIME MADE, IT CAN GIVE NO ASSURANCE THAT ITS EXPECTATIONS WILL BE ACHIEVED. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO UNPREDICTABLE AND UNANTICIPATED RISKS, TRENDS AND UNCERTAINTIES SUCH AS THE COMPANY'S INABILITY TO ACCURATELY FORECAST ITS OPERATING RESULTS; THE COMPANY'S POTENTIAL INABILITY TO ACHIEVE PROFITABILITY OR GENERATE POSITIVE CASH FLOW; THE AVAILABILITY OF FINANCING; AND OTHER RISKS ASSOCIATED WITH THE COMPANY'S BUSINESS. FOR FURTHER INFORMATION ON FACTORS WHICH COULD IMPACT THE COMPANY AND THE STATEMENTS CONTAINED HEREIN, REFERENCE SHOULD BE MADE TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ANNUAL REPORTS ON FORM 10-KSB, QUARTERLY REPORTS ON FORM 10-QSB AND CURRENT REPORTS ON FORM 8-K. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE OR SUPPLEMENT FORWARD-LOOKING STATEMENTS THAT BECOME UNTRUE BECAUSE OF SUBSEQUENT EVENTS.

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